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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 17, 2005

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Kansas                        1-31698                 48-1009756
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas            66210
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (913)  661-0123


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS

PRESS RELEASES. On May 17, 2005, Brooke Franchise Corporation, a subsidiary of Brooke Corporation (AMEX: BXX), issued a press release announcing selected April 2005 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On May 20, 2005, Brooke Credit Corporation, a subsidiary of Brooke Corporation, issued a press release announcing selected April 2005 results. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The press releases may contain forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke's products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, and the effectiveness of internal controls. Investors are directed to Brooke Corporation's most recent annual and quarterly reports, which are available from Brooke Corporation without charge or at www.sec.gov, for a more complete description of Brooke's business.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release dated May 17, 2005 announcing selected Brooke Franchise Corporation results for April 2005.

Exhibit 99.2 Press Release dated May 20, 2005 announcing selected Brooke Credit Corporation results for April 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date :  05/20/05

                                                  BROOKE CORPORATION

                                                  /s/ Anita F. Larson
                                                  ------------------------------
                                                  Anita F. Larson
                                                  President and Chief Operating
                                                  Officer

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Exhibit

99.1    Press Release issued by BROOKE FRANCHISE CORPORATION on May 17, 2005.
99.2    Press Release issued by BROOKE CREDIT CORPORATION on May 20, 2005.